UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12671 High Bluff Drive, Suite 200, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 16, 2011, Zogenix, Inc. (the “Company” or “Zogenix”) announced that a recently issued patent (U.S. patent number 7,776,007) which covers the Company’s branded migraine treatment, SUMAVEL DosePro (sumatriptan injection) Needle-free Delivery System, has been listed in the U.S. Food and Drug Administration Orange Book. The listed patent describes essential elements of the Company’s DosePro technology that enables a patient to prepare the product for administration in a few simple steps. The issued patent is expected to expire in 2025.

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Zogenix cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the company’s current beliefs and expectations. These forward-looking statements include statements regarding the expected expiration of U.S. patent number 7,776,007 in 2025 and the scope of potential coverage provided by such patent. The inclusion of forward-looking statements should not be regarded as a representation by Zogenix that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Zogenix’s business, including, without limitation: the ability of Zogenix and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its products and product candidates and the ability to operate its business without infringing the intellectual property rights of others; the market potential for migraine treatments, and Zogenix’s ability to compete within that market; inadequate therapeutic efficacy or unexpected adverse side effects relating to SUMAVEL DosePro that could prevent its ongoing commercialization, or that could result in recalls or product liability claims; Zogenix’s dependence on its collaboration with Astellas Pharma US, Inc. to promote SUMAVEL DosePro; the ability of Zogenix to ensure adequate and continued supply of SUMAVEL DosePro to successfully meet anticipated market demand; and other risks described in Zogenix’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: March 16, 2011	By:	/s/ Ann D. Rhoads
	Name:	Ann D. Rhoads
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary